Exhibit 99.1

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END 2024 FINANCIAL RESULTS

BATON ROUGE, Louisiana (February 26, 2025) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period and year ended December 31, 2024.
Three-Month Periods Ended December 31, 2024 and 2023

•Net service revenue increased $27.3 million to $598.1 million compared to $570.8 million in 2023.
•Net loss attributable to Amedisys, Inc. of $20.4 million, which is inclusive of merger-related expenses totaling $17.4 million ($15.9 million, net of tax) and a non-cash goodwill and other intangibles impairment charge totaling $48.4 million ($38.4 million, net of noncontrolling interest and tax) compared to net income attributable to Amedisys, Inc. of $19.3 million, which is inclusive of merger-related expenses totaling $11.5 million ($9.6 million, net of tax) in 2023.
•Net loss attributable to Amedisys, Inc. per diluted share of $0.62 compared to net income attributable to Amedisys, Inc. per diluted share of $0.59 in 2023.

Adjusted Quarterly Results*

•Adjusted EBITDA of $54.6 million compared to $56.7 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $32.0 million compared to $30.8 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.96 compared to $0.94 in 2023.

Years Ended December 31, 2024 and 2023

•Net service revenue increased $111.9 million to $2,348.3 million compared to $2,236.4 million in 2023.
•Net income attributable to Amedisys, Inc. of $43.2 million, which is inclusive of merger-related expenses totaling $66.6 million ($64.0 million, net of tax) and a non-cash goodwill and other intangibles impairment charge totaling $48.4 million ($38.4 million, net of noncontrolling interest and tax) compared to net loss attributable to Amedisys, Inc. of $9.7 million, which is inclusive of merger-related expenses totaling $142.7 million ($140.5 million, net of tax) in 2023.
•Net income attributable to Amedisys, Inc. per diluted share of $1.31 compared to net loss attributable to Amedisys, Inc. per diluted share of $0.30 in 2023.

Adjusted Year End Results*

•Adjusted EBITDA of $245.8 million compared to $247.0 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. of $142.7 million compared to $140.6 million in 2023.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $4.32 compared to $4.30 in 2023.

* See pages 2 and 13 - 14 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the fourth quarter and year end 2024 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the fourth quarter and year end results.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net (loss) income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net income attributable to Amedisys, Inc., defined as net (loss) income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items; and (3) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net (loss) income attributable to Amedisys, Inc. common stockholders per diluted share calculated in accordance with GAAP excluding certain items. Certain items include merger-related expenses, impairment charges, acquisition and integration costs, unusual or non-recurring expenses and certain non-operational items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to, the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare services company, delivering personalized home health, hospice and high acuity care services in the home. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease, hospice care at the end of life or in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes. More than 3,300 hospitals and 114,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 19,000 employees in 519 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 499,000 patients every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms or by the outside date under the merger agreement; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the costs related to the proposed transaction; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger, including among other things, the action by the Department of Justice to block the merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; the impact of new or increased tariffs; uncertainty around, and disruption from, new and emerging technologies, including the adoption and utilization of artificial intelligence ("AI") and generative AI and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking, and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Net service revenue	$598,052	$570,788	$2,348,324	$2,236,382
Operating expenses:
Cost of service, inclusive of depreciation	344,614	321,416	1,330,647	1,245,509
General and administrative expenses:
Salaries and benefits	137,646	135,123	529,748	516,049
Non-cash compensation	7,041	7,114	29,028	26,082
Merger-related expenses	17,401	11,521	66,638	36,672
Depreciation and amortization	4,566	4,143	17,997	17,747
Impairment	48,391	—	48,391	—
Other	58,017	57,462	231,337	237,929
Total operating expenses	617,676	536,779	2,253,786	2,079,988
Operating (loss) income	(19,624)	34,009	94,538	156,394
Other income (expense):
Interest income	2,749	818	8,110	3,270
Interest expense	(6,978)	(8,234)	(30,764)	(31,274)
Equity in earnings from equity method investments	1,951	1,394	6,267	10,760
Merger termination fee	—	—	—	(106,000)
Miscellaneous, net	2,674	1,211	8,065	6,473
Total other income (expense), net	396	(4,811)	(8,322)	(116,771)
(Loss) income before income taxes	(19,228)	29,198	86,216	39,623
Income tax expense	(6,291)	(10,178)	(48,054)	(50,559)
Net (loss) income	(25,519)	19,020	38,162	(10,936)
Net loss attributable to noncontrolling interests	5,138	302	5,069	1,189
Net (loss) income attributable to Amedisys, Inc.	$(20,381)	$19,322	$43,231	$(9,747)
Basic earnings per common share:
Net (loss) income attributable to Amedisys, Inc. common stockholders	$(0.62)	$0.59	$1.32	$(0.30)
Weighted average shares outstanding	32,751	32,635	32,718	32,599
Diluted earnings per common share:
Net (loss) income attributable to Amedisys, Inc. common stockholders	$(0.62)	$0.59	$1.31	$(0.30)
Weighted average shares outstanding	32,751	32,913	33,051	32,599

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	As of December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$303,242	$126,450
Restricted cash	—	12,413
Patient accounts receivable	296,075	313,373
Prepaid expenses	13,072	14,639
Other current assets	19,694	30,060
Total current assets	632,083	496,935
Property and equipment, net of accumulated depreciation of $100,890 and $92,422	42,108	41,845
Operating lease right of use assets	81,500	88,939
Goodwill	1,213,888	1,244,679
Intangible assets, net of accumulated amortization of $18,787 and $14,008	81,155	102,675
Other assets	87,980	85,097
Total assets	$2,138,714	$2,060,170
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$39,956	$28,237
Payroll and employee benefits	151,995	136,835
Accrued expenses	152,564	140,049
Termination fee paid by UnitedHealth Group	106,000	106,000
Current portion of long-term obligations	37,968	36,314
Current portion of operating lease liabilities	25,909	26,286
Total current liabilities	514,392	473,721
Long-term obligations, less current portion	339,313	361,862
Operating lease liabilities, less current portion	56,111	62,751
Deferred income tax liabilities	48,051	40,635
Other long-term obligations	882	1,418
Total liabilities	958,749	940,387
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,307,521 and 38,131,478 shares issued; and 32,776,148 and 32,667,631 shares outstanding	38	38
Additional paid-in capital	818,201	787,177
Treasury stock at cost, 5,531,373 and 5,463,847 shares of common stock	(474,854)	(468,626)
Retained earnings	791,156	747,925
Total Amedisys, Inc. stockholders’ equity	1,134,541	1,066,514
Noncontrolling interests	45,424	53,269
Total equity	1,179,965	1,119,783
Total liabilities and equity	$2,138,714	$2,060,170

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Cash Flows from Operating Activities:
Net (loss) income	$(25,519)	$19,020	$38,162	$(10,936)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,708	5,891	26,039	23,847
Non-cash compensation	8,249	9,400	30,639	29,024
Amortization and impairment of operating lease right of use assets	8,702	8,569	34,422	33,996
(Gain) loss on disposal of property and equipment	(6)	(27)	(28)	319
Gain on deconsolidation of joint venture	(1,626)	—	(1,626)	—
Deferred income taxes	34	5,238	7,416	20,655
Loss on personal care divestiture	—	—	—	2,186
Merger termination fee	—	—	—	106,000
Equity in earnings from equity method investments	(1,951)	(1,394)	(6,267)	(10,760)
Amortization of deferred debt issuance costs	248	248	991	991
Return on equity method investments	1,471	764	3,631	5,073
Impairment	48,391	—	48,391	—
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	4,974	6,207	16,477	(26,727)
Other current assets	458	8,796	11,700	(6,638)
Operating lease right of use assets	(1,061)	(983)	(4,196)	(3,786)
Other assets	146	(84)	744	189
Accounts payable	8,043	(6,977)	12,210	(15,816)
Accrued expenses	20,571	13,354	33,066	23,694
Other long-term obligations	(4)	(234)	(536)	(3,390)
Operating lease liabilities	(7,551)	(7,477)	(29,570)	(30,733)
Net cash provided by operating activities	70,277	60,311	221,665	137,188
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	34	29	55	54
Proceeds from the sale of property and equipment	—	36	—	136
Purchases of property and equipment	(1,110)	(1,892)	(6,550)	(5,620)
Investments in technology assets	(204)	(212)	(823)	(7,093)
Investments in equity method investees	—	—	(1,046)	—
Return of investment	—	—	—	150
Proceeds from personal care divestiture	—	—	—	47,787
Acquisitions of businesses, net of cash acquired	—	—	—	(350)
Net cash (used in) provided by investing activities	(1,280)	(2,039)	(8,364)	35,064
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	221	—	309	100
Proceeds from issuance of stock under employee stock purchase plan	—	—	—	2,602
Shares withheld to pay taxes on non-cash compensation	(1,312)	(2,116)	(6,152)	(6,529)
Noncontrolling interest contributions	301	220	2,212	1,452
Noncontrolling interest distributions	(788)	(259)	(3,362)	(1,873)
Purchase of noncontrolling interest	—	—	—	(800)
Proceeds from borrowings under revolving line of credit	—	—	—	23,000
Repayments of borrowings under revolving line of credit	—	—	—	(23,000)
Principal payments of long-term obligations	(9,627)	(8,900)	(37,357)	(76,013)
Payment of accrued contingent consideration	—	(2,370)	(4,572)	(6,461)
Net cash used in financing activities	(11,205)	(13,425)	(48,922)	(87,522)
Net increase in cash, cash equivalents and restricted cash	57,792	44,847	164,379	84,730
Cash, cash equivalents and restricted cash at beginning of period	245,450	94,016	138,863	54,133
Cash, cash equivalents and restricted cash at end of period	$303,242	$138,863	$303,242	$138,863

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$6,769	$7,888	$29,989	$29,766
Cash paid for income taxes, net of refunds received	$12,102	$4,809	$40,095	$29,127
Days revenue outstanding (1)	43.0	47.7	43.0	47.7
(1) Our calculation of days revenue outstanding at December 31, 2024 and 2023 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended December 31, 2024 and 2023, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$212.4	$221.1
Non-Medicare	164.6	137.8
Net service revenue	377.0	358.9
Cost of service, inclusive of depreciation	226.3	208.0
Gross margin	150.7	150.9
General and administrative expenses	95.5	92.8
Depreciation and amortization	2.0	1.9
Operating income	$53.2	$56.2
Same Store Growth(1):
Medicare revenue	(4%)	(1%)
Non-Medicare revenue	19%	15%
Total admissions	8%	7%
Total volume(2)	7%	5%
Key Statistical Data - Total(3):
Admissions	109,686	101,809
Recertifications	47,051	44,893
Total volume	156,737	146,702

Medicare completed episodes	72,173	73,892
Average Medicare revenue per completed episode(4)	$3,030	$2,997
Medicare visits per completed episode(5)	12.0	12.2

Visiting clinician cost per visit	$111.75	$108.64
Clinical manager cost per visit	13.13	12.12
Total cost per visit	$124.88	$120.76
Visits	1,812,048	1,721,985

	For the Years Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$856.4	$874.2
Non-Medicare	634.1	529.4
Net service revenue	1,490.5	1,403.6
Cost of service, inclusive of depreciation	874.9	801.1
Gross margin	615.6	602.5
General and administrative expenses	372.2	363.5
Depreciation and amortization	7.8	6.0
Operating income	$235.6	$233.0
Same Store Growth(1):
Medicare revenue	(2%)	(3%)
Non-Medicare revenue	20%	13%
Total admissions	11%	6%
Total volume(2)	8%	4%
Key Statistical Data - Total(3):
Admissions	441,945	399,752
Recertifications	184,613	179,719
Total volume	626,558	579,471

Medicare completed episodes	289,289	295,017
Average Medicare revenue per completed episode(4)	$3,021	$2,998
Medicare visits per completed episode(5)	12.0	12.4

Visiting clinician cost per visit	$108.01	$103.31
Clinical manager cost per visit	12.41	11.58
Total cost per visit	$120.42	$114.89
Visits	7,265,742	6,972,929
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and de novos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three-Month Periods Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$202.4	$194.2
Non-Medicare	10.5	11.8
Net service revenue	212.9	206.0
Cost of service, inclusive of depreciation	112.2	107.8
Gross margin	100.7	98.2
General and administrative expenses	50.6	48.9
Depreciation and amortization	0.8	0.9
Operating income	$49.3	$48.4
Same Store Growth(1):
Medicare revenue	4%	4%
Hospice admissions	(1%)	(3%)
Average daily census	1%	—%
Key Statistical Data - Total(2):
Hospice admissions	12,157	12,226
Average daily census	12,925	12,859
Revenue per day, net	$179.02	$174.10
Cost of service per day	$94.38	$91.18
Average discharge length of stay	95	97

	For the Years Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$783.9	$754.0
Non-Medicare	41.9	44.8
Net service revenue	825.8	798.8
Cost of service, inclusive of depreciation	429.7	412.2
Gross margin	396.1	386.6
General and administrative expenses	197.1	193.1
Depreciation and amortization	3.1	3.0
Operating income	$195.9	$190.5
Same Store Growth(1):
Medicare revenue	4%	1%
Hospice admissions	(2%)	(5%)
Average daily census	—%	(1%)
Key Statistical Data - Total(2):
Hospice admissions	48,426	49,587
Average daily census	12,916	12,863
Revenue per day, net	$174.68	$170.14
Cost of service per day	$90.90	$87.80
Average discharge length of stay	94	93
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and de novos.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	8.1	5.9
Net service revenue	8.1	5.9
Cost of service, inclusive of depreciation	6.1	5.6
Gross margin	2.0	0.3
General and administrative expenses	5.7	5.4
Depreciation and amortization	0.9	0.8
Impairment	48.4	—
Operating loss	$(53.0)	$(5.9)
Key Statistical Data - Total:
Full risk admissions	248	105
Limited risk admissions	659	600
Total admissions	907	705

Full risk revenue per episode	$11,327	$10,919
Limited risk revenue per episode	$6,525	$6,901

Number of admitting joint ventures	8	10

	For the Years Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	32.0	19.0
Net service revenue	32.0	19.0
Cost of service, inclusive of depreciation	26.0	21.1
Gross margin	6.0	(2.1)
General and administrative expenses	22.7	20.4
Depreciation and amortization	3.4	3.1
Impairment	48.4	—
Operating loss	$(68.5)	$(25.6)
Key Statistical Data - Total:
Full risk admissions	761	648
Limited risk admissions	2,612	1,804
Total admissions	3,373	2,452

Full risk revenue per episode	$10,470	$10,565
Limited risk revenue per episode	$6,685	$6,187

Number of admitting joint ventures	8	10

Segment Information - Personal Care (1)

	For the Years Ended December 31,
	2024	2023
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	15.0
Net service revenue	—	15.0
Cost of service, inclusive of depreciation	—	11.1
Gross margin	—	3.9
General and administrative expenses	—	2.3
Depreciation and amortization	—	—
Operating income	$—	$1.6
Key Statistical Data - Total:
Billable hours	—	440,464
Clients served	—	7,892
Shifts	—	191,379
Revenue per hour	$—	$33.97
Revenue per shift	$—	$78.19
Hours per shift	—	2.3
(1) We completed the sale of our personal care business on March 31, 2023.

Segment Information - Corporate

	For the Three-Month Periods Ended December 31,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$68.2	$64.1
Depreciation and amortization	0.9	0.6
Total operating expenses	$69.1	$64.7

	For the Years Ended December 31,
	2024	2023
Financial Information (in millions):
General and administrative expenses	$264.8	$237.5
Depreciation and amortization	3.7	5.6
Total operating expenses	$268.5	$243.1

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Net (loss) income attributable to Amedisys, Inc.	$(20,381)	$19,322	$43,231	$(9,747)
Add:
Income tax expense	6,291	10,178	48,054	50,559
Interest expense, net	4,229	7,416	22,654	28,004
Depreciation and amortization	6,708	5,891	26,039	23,847
Certain items(1)	57,802	13,846	105,795	154,344
Adjusted EBITDA(2)(5)	$54,649	$56,653	$245,773	$247,007

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Net (loss) income attributable to Amedisys, Inc.	$(20,381)	$19,322	$43,231	$(9,747)
Add:
Certain items(1)	52,337	11,500	99,458	150,384
Adjusted net income attributable to Amedisys, Inc.(3)(5)	$31,956	$30,822	$142,689	$140,637

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2024	2023	2024	2023
Net (loss) income attributable to Amedisys, Inc. common stockholders per diluted share	$(0.62)	$0.59	$1.31	$(0.30)
Add:
Certain items(1)	1.58	0.35	3.01	4.60
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(4)(5)	$0.96	$0.94	$4.32	$4.30

(1)    The following details the certain items for the three-month periods and years ended December 31, 2024 and 2023:

Certain Items (in thousands):

	For the Three-Month Period Ended December 31, 2024	For the Year Ended December 31, 2024
	(Income) Expense	(Income) Expense
Certain Items Impacting General and Administrative Expenses:
Merger-related expenses	$17,401	$66,638
Impairment	48,391	48,391
Certain Items Impacting Other Income (Expense):
Other (income) expense, net	(2,123)	(3,367)
Certain Items Impacting Net Loss Attributable to Noncontrolling Interests:
Impairment	(5,867)	(5,867)
Total	$57,802	$105,795
Net of tax	$52,337	$99,458
Diluted EPS	$1.58	$3.01

	For the Three-Month Period Ended December 31, 2023	For the Year Ended December 31, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	$199	$595
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	180	3,286
CEO transition	661	5,940
Merger-related expenses	11,521	36,672
Clinical optimization and reorganization costs	1,819	6,022
Personal care divestiture	—	525
Certain Items Impacting Other Income (Expense):
Other (income) expense, net*	(534)	101,304
Total	$13,846	$154,344
Net of tax	$11,500	$150,384
Diluted EPS	$0.35	$4.60
*Includes $106,000 merger termination fee recorded during the year ended December 31, 2023

(2) Adjusted EBITDA is defined as net (loss) income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3)    Adjusted net income attributable to Amedisys, Inc. is defined as net (loss) income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted (loss) income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(5)    Adjusted EBITDA, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.